THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated July 27, 2017

to the Summary Prospectus

You should read this supplement in conjunction with your Fund’s prospectus, which discusses in more detail the Fund’s fees and expenses and related policies.

The following is added as a footnote to the table titled “Annual Fund Operating Expenses” in the subsection of the prospectus titled “Fees and Expenses,” and supplements and supersedes any information to the contrary in each Fund’s prospectus:

†	A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to their financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

The following is added as a footnote to the table titled “Investment Minimums – Initial/Additional Investments” in the subsection of the prospectus titled “Purchase and Sale of Fund Shares,” and supplements and supersedes any information to the contrary in each Fund’s prospectus:

*	There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A and/or Class T shares through a load-waived network or platform, which may or may not charge transaction fees.

Please retain this document for your future reference.

[1]	This supplement does not apply to Lord Abbett Micro Cap Growth Fund, Lord Abbett Micro Cap Value Fund, Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or any Funds within Lord Abbett Series Fund.